AMENDED AND RESTATED

AGREEMENT TO CONVERT DEBT

THIS AMENDED AND RESTATED AGREEMENT is made and entered into this ___ day of June, 2011, by and between VITRO DIAGNOSTICS, INC., a Nevada corporation ("Vitro" or the "Company"), and Dr. James Posillico (Claimant") an individual residing in Chester, New Jersey.

WITNESSETH

WHEREAS, the Company has an outstanding account with Claimant for services rendered in the particulars herein set forth; and

WHEREAS, the Company and Claimant have entered into a Technology License, License Option and Technology Assistance Agreement dated March 29, 2011 (Attached hereto as Exhibit A) as amended by Amendment No. 1 thereto dated June __, 2011, which as amended includes a non-refundable payment of $10,000 to Vitro Diagnostics, Inc. according to Section 3.1, (hereafter referred to as the ‘License Fee”); and

WHEREAS, Claimant is willing to forgive the balance of the obligations to the Claimant by Vitro; and

WHEREAS, Claimant and Vitro entered into an Agreement to Convert Debt dated as of March 29, 2011, which the parties desire to amend and restate in its entirety.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for such good and other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties agree as follows:

SECTION I.:

CONVERSION OF DEBT

A.

Claimant and Vitro affirm and agree that as of the date of this Agreement, after giving effect to the payment of the License Fee, Vitro is indebted to Claimant for services previously provided in an amount equal to $190,000 (the “Indebtedness”).

B.

Claimant, for its successors in interest and assigns, agrees to forgive and discharge Vitro from any further obligation to pay the Indebtedness.

C.

Claimant, for its successors in interest and assigns, agrees to release and forever discharge Vitro, its officers, managers, members, affiliates, employees and agents, from any liability, payment or obligation whatsoever in connection with or arising out of the Indebtedness.  This agreement shall constitute  a full and complete release, settlement and discharge of any of Vitro’s obligation to Claimant, in connection with the Indebtedness, without the necessity of Claimant or Vitro executing any further documentation, release or settlement agreement; it being the express understanding of the parties hereto that this Agreement, upon its performance, shall constitute such evidence of release and discharge.

SECTION II:

REPRESENTATIONS AND WARRANTIES BY VITRO

Vitro represents and warrants to Claimant that, as of the date of this Agreement, and as of the date of closing:

A.

Organization and Corporate Power.

The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; and has all required corporate power and authority to own its property and to carry on its business as now being conducted, and to carry out the transactions contemplated hereby.

B.

Authorization.

1.

The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provision of any charter, articles of incorporation, by-law, mortgage, lien, lease, agreement, contract, instrument, order judgment, or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any other kind or character of which Company is subject.

2.

The Directors of the Company have taken or will take all action required by law, the Company's Certificate of Incorporation and By-Laws, or otherwise, to authorize execution and delivery of this Agreement, the license agreement and the consummation of the transactions described herein.

3.

This Agreement, upon execution and delivery in accordance herewith, is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the terms of bankruptcy and similar laws, and any rules and regulations adopted thereunder.  The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate and other action.

SECTION III.

REPRESENTATIONS AND WARRANTIES BY CLAIMANT

Claimant represents and warrants to Vitro that, as of the date of this Agreement, and as of the date of closing, the following are true and accurate to its knowledge and belief:

A.

No Other Information Relied Upon.

Claimant represents, warrants and agrees that it has been afforded the opportunity  to  make, and has made, all such investigation of Vitro and its financial condition, business, affairs and prospects as it deems appropriate.  Claimant acknowledges receipt of such information as it deems necessary or appropriate with regard to the conversion of Claimant’s debt into the license fee.  Claimant acknowledges that Vitro has made available to it the opportunity to obtain additional information to evaluate the merits and risks of this exchange.  Claimant acknowledges that it has had the opportunity to ask questions of Vitro, and, to the extent it availed itself such opportunity, it received satisfactory answers from Vitro, its affiliates, associates, officers and directors.

B.

Nature of the Risk.

Claimant represents, warrants and agrees that this Agreement constitutes an unconditional agreement to forgive debt without further recourse against Vitro or its officers and directors.

SECTION  IV:

MISCELLANEOUS

A.

Payment of Expenses of Prevailing Party in Dispute.

Unless otherwise specifically provided for herein, in the event that there is a dispute concerning this Agreement, including, without limitation, the issue of compliance with any term of this Agreement, the court may in its discretion, direct that the prevailing party shall be entitled to reimbursement from the other party of reasonable attorneys' fees and other expenses incurred in resolving the said dispute.

B.

Survival and Incorporation of Representations.

The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery thereof, and all statements contained in any certificate or other document delivered by the Company hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the Company in this Agreement.

C.

Amendments and Waivers.

This Agreement may not be amended, nor may compliance with any term, covenant, agreement, condition or provision set forth herein be waived (either generally or in a particular instance and either retroactively or prospectively) unless such amendment or waiver is agreed to in writing by all parties hereto.

D.

Governing Law.

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado.

E.

Counterparts.

This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original.  Further, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one agreement.

F.

Severability.

Wherever there is any conflict between any provision of this Agreement and any statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law.  In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the parties or would result in unconscionable injustice.

G.

Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.  There are no representations, warranties, conditions, or obligations except as herein specifically provided.  Any amendment or modification hereof must be in writing.

IN WITNESS WHEREOF, the parties have signed the Agreement the date and year first above written.

VITRO DIAGNOSTICS, INC.

A Nevada corporation

By:

/s/ James R. Musick

James R. Musick, its President

CLAIMANT:

/s/  James T. Posillico

James T. Posillico, Ph.D.